UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 28, 2016

Code Rebel Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-37377	46-4825060
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

77 Ho’okele Street, Suite 102 Kahului, HI	96732
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (808) 871-6496

Not applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01                      REGULATION FD DISCLOSURE

Code Rebel Corporation (the “Company”) expects to provide materials to potential investors, analysts placement agents, broker dealers, and/or stockholders from and after the date of this Current Report.  A copy of such materials is attached hereto as Exhibit 99.1 hereto and is incorporated herein by reference.

The information contained in this Item 7.01, including Exhibit 99.1, is being furnished, not filed, with the Securities and Exchange Commission and is not incorporated by reference in any filings unless specifically identified therein as being incorporated therein by reference.  The furnishing of the information in this Item 7.01, including Exhibit 99.1, is not intended to, and does not, constitute a determination or admission by the Company that this information is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company.

ITEM 9.01                        FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description

99.1	Investor Presentation dated March 28, 2016.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 28, 2016	CODE REBEL CORPORATION

	By:	/s/ Arben Kryeziu
Arben Kryeziu
Chairman and Chief Executive Officer